Exhibit 99.1

FOR IMMEDIATE RELEASE

MMRGlobal Reports Record Revenue for 2014

LOS ANGELES, CA -- (Marketwired) -- 04/01/15 -- MMRGlobal, Inc. (OTCQB: MMRF) ("MMR") today announced that on March 31, 2015, the Company filed its Annual Report on Form 10-K for the year ended December 31, 2014 with the U.S. Securities and Exchange Commission. In the filing, the Company reported record earnings. Exactly one year ago to the day, the Company said, "This Is Our Year," and it was. The Company reported total revenues of $2,579,569 for the year ended December 31, 2014, as compared to $587,305 for the same period last year; a 339% increase year over year. While revenues increased, operating expenses decreased by $1,768,654, or 24% to $5,620,468 for the year ended December 31, 2014, down from $7,389,122 for the year ended December 31, 2013. For a complete description of MMRGlobal's 2014 results, investors are referred to the most recent 10-K on file with the SEC, which is also available on the Company's Investor Relations site. MMR is a leading provider of secure and easy-to-use Personal Health Records (PHRs) through its MyMedicalRecords Personal Health Record. MMR also offers its MMRPro document management and imaging systems for healthcare professionals, and MyEsafeDepositBox to securely store important legal, financial, insurance and other important documents.

In the Company's April 1, 2014 Letter to Shareholders entitled, "This Is Our Year," MMR cited how government mandates legislated through the HITECH Act and the Affordable Care Act are driving increasing numbers of patients to access their personal health information online; and, as a result, how MMR's products and services including the Company's health IT intellectual property portfolio stand to benefit. Within seven days of publishing that letter, a final rule issued by the Department of Health and Human Services amending the Clinical Laboratory Improvement Amendments (CLIA) regulations went into effect to allow direct patient access to lab test results. While under the HITECH Act there are Meaningful Use requirements for eligible healthcare professionals to provide at least fifty percent of their patients the ability to access their personal health information online such as through a Personal Health Record, which will expand under Meaningful Use Stage 3, under the amended CLIA, laboratories in all 50 states and the District of Columbia are now able to offer patients and their authorized representatives direct access to their lab test results through Personal Health Record systems. As proof of patients' interest in accessing their health records, an article by Laura Landro in The Wall Street Journal dated September 15, 2014 referred to Quest Diagnostics having an increase in patient requests for lab data after the new federal rule was implemented. Since their launch on April 7, Quest delivered more than 700,000 lab results to users of its patient website, four times the number sent in the prior six months.

Furthermore, in these days of Cyber theft and hacking, the Company has designed its platform in a manner that protects the integrity of personally controlled health information by storing the data in encrypted image files even when at rest. This means that each medical record (document) is encrypted at all times when residing in MMR's storage systems and can only be accessed in a viewable form when the authorized user, family member or healthcare professional has proper authentication AND credentials to view that medical record (document). This is especially important at this time when theft of medical records is prevalent and widely reported in the media because, even if an unforeseen massive data breach occurred at a hosting facility, any encrypted documents would not be viewable by an unauthorized entity.

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While the build-up of health IT (HIT) solutions expands in the United States, the Company also participates in health IT globally. Wall Street continues to remain bullish on health information technology, and biotech, both of which are the subject of the Company's portfolio of U.S. and foreign patents. Through its wholly owned subsidiary, MyMedicalRecords, Inc., the Company currently has health IT patents issued, pending and/or applied for in the United States and 11 other countries or regional authorities of commercial interest including Australia, Singapore, New Zealand, Mexico, Japan, Canada, Hong Kong, China, South Korea, Israel and Europe. In the U.S., MMR currently has 13 issued health IT patents including U.S. Patent Nos. 8,301,466; 8,352,287; 8,352,288; 8,121,855; 8,117,646; 8,117,045; 8,321,240; 8,498,883; 8,626,532, 8,645,161; 8,725,537; 8,768,725 and 8,775,212, as well as additional applications and continuation applications pertaining to Personal Health Records, Patient Portals and Electronic Health Records. MMR is also beginning to capture opportunities in the Middle East starting in Kuwait, where a higher percentage of the population is comprised of Expats and health information technology is also driven by medical tourism. Additionally, MMR has a large and growing portfolio of biotech patents which it acquired through the Company's 2009 reverse merger with Favrille, Inc. These assets have particular utility for the treatment of B-cell mediated cancers such as Non-Hodgkin's lymphoma and other diseases of the immune system, and include patient samples owned and/or controlled by the Company. To date, MMR has six biotechnology patents issued by the United States Patent and Trademark Office, additional patents issued in Australia, South Korea, Mexico, Singapore, Hong Kong, Japan and throughout Europe, and patents pending in various other countries of commercial interest.

In 2015, the Company also expects to benefit from the growth in Telemedicine and smartphone usage in healthcare, which requires connectivity to patients through a Personal Health Record. MMR already has connectivity to Telemedicine systems built into the Company's PHR platform.

About MMRGlobal
MMRGlobal, Inc., through its wholly-owned subsidiary, MyMedicalRecords, Inc., provides secure and easy-to-use online Personal Health Records ("PHRs") and electronic safe deposit box storage solutions, serving consumers, healthcare professionals, employers, insurance companies, financial institutions, retail pharmacies, and professional organizations and affinity groups. The MyMedicalRecords PHR enables individuals and families to access their medical records and other important documents, such as birth certificates, passports, insurance policies and wills, anytime from anywhere using the Internet. MyMedicalRecords is built on proprietary, patented technologies to allow documents, images and voicemail messages to be transmitted and stored in the system using a variety of methods, including fax, phone, or file upload without relying on any specific electronic medical record platform to populate a user's account. MMR's professional offering, MMRPro, is designed to give physicians' offices an easy and cost-effective solution to digitizing paper-based medical records and sharing them with patients through an integrated patient portal. MMR also offers its MyEsafeDepositBox service which provides secure online storage for vital financial, legal and insurance documents in addition to medical records using patented technologies that drive the MyMedicalRecords PHR service. Through its merger with Favrille, Inc. in January 2009, MMR acquired intellectual property biotech assets that include anti-CD20 antibodies and data and samples from its FavId™/Specifid™ vaccine clinical trials for the treatment of B-Cell Non-Hodgkin's lymphoma. To learn more about MMRGlobal, Inc. visit www.mmrglobal.com. View demos and video tutorials of MMR's products and services at www.mmrtheater.com. Follow us on Facebook.com/MMRGlobal and Twitter.com/mmrglobal.

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Forward-Looking Statements
All statements in this press release that are not strictly historical in nature, including, without limitation, intellectual property licenses, intellectual property enforcement actions, infringement claims or litigation, and future performance, management's expectations, beliefs, intentions, estimates or projections, constitute "forward-looking statements." Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause MMR's actual results to be materially different from historical results or from any results expressed or implied by such forward-looking statements. Some can be identified by the use of words (and their derivations) such as "need," "possibility," "potential," "intend," "offer," "development," "if," "negotiate," "when," "begun," "believe," "achieve," "will," "estimate," "expect," "maintain," "plan," and "continue," or the negative of these words. Actual outcomes and results of operations and the timing of selected events may differ materially from the results predicted, and any reported results should not be considered as an indication of future performance. Such statements are necessarily based on assumptions and estimates and are subject to various risks and uncertainties, including those relating to the possible invalidity of the underlying assumptions and estimates and possible changes or developments in economic, business, industry, market, legal and regulatory circumstances and conditions and actions taken or omitted to be taken by third parties, including customers, suppliers, business partners, potential licensees, competitors and legislative, judicial and other governmental authorities and officials. Factors that could cause or contribute to such differences include, but are not limited to: unexpected outcomes with respect to intellectual property enforcement actions, claims of intellectual property infringement and general intellectual property litigation; our ability to maintain, develop, monetize and protect our patent portfolio for both MMR's health IT and biotechnology intellectual property assets in the U.S. and internationally; the timing of milestone payments in connection with licensing our intellectual property; our ability to establish and maintain strategic relationships; changes in our relationships with our licensees; the risk MMR's products are not adopted or viewed favorably by the healthcare community and consumer retail market; business prospects, results of operations or financial condition; risks related to the current uncertainty and instability in financial and lending markets, including global economic uncertainties; the timing and volume of sales and installations; the length of sales cycles and the installation process; the market's acceptance of new product and service introductions; competitive product offerings and promotions; changes in government laws and regulations including the 2009 HITECH Act and changes in Meaningful Use and the 2010 Affordable Care Act; future changes in tax legislation and initiatives in the healthcare industry; undetected errors in our products; the possibility of interruption at our data centers; risks related to third party vendors; risks related to obtaining and integrating third-party licensed technology; risks related to a security breach by third parties; risks associated with recruitment and retention of key personnel; other litigation matters; uncertainties associated with doing business internationally across borders and territories; and additional risks discussed in MMR's filings with the Securities and Exchange Commission. Additional information is set forth in the Company's Annual Report on Form 10-K for the year ended December 31, 2014. MMR is providing this information as of the date of this release and, except as required by applicable law, does not undertake any obligation to update any forward-looking statements contained in this release as a result of new information, future events or otherwise.

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CONTACT:

Michael Selsman
Public Communications Co.
 ms@publiccommunications.biz
 (310) 922-7033